Warrants	12 Months Ended
Dec. 31, 2021
Warrants and Rights Note Disclosure [Abstract]
Warrants
Note P—Warrants
Public Warrants
Each public warrant entitles the registered holder to purchase one share of common stock at a price of $11.50 per share, subject to adjustment. Pursuant to the warrant agreement, a warrant holder may exercise its warrants only for a whole number of shares of common stock. This means only a whole warrant may be exercised at a given time by a warrant holder. The warrants will expire on December 7, 2026, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.
The Company may call the public warrants for redemption as follows: (1) in whole and not in part; (2) at a price of $0.01 per warrant; (3) upon a minimum of 30 days’ prior written notice of redemption; (4) there is an effective registration statement covering the shares of common stock issuable upon exercise of the warrants and a current prospectus available throughout the
30-day
notice period; and (5) only if the last reported closing price of the common stock equals or exceeds $18.00 per share for any 20 trading days within a
30-trading
day period ending on the 3rd trading day prior to the date on which the Company sends the notice of redemption to the warrant holders.
If the Company calls the public warrants for redemption, management will have the option to require all holders that wish to exercise the Company public warrants to do so on a “cashless basis.”
The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including stock dividends, stock splits, extraordinary dividends, consolidation, combination, reverse stock split or reclassification of shares of the Company’s common stock or other similar event. In no event will the Company be required to net cash settle the warrant shares.
As of December 31, 2021, there are 11,959,939 public warrants issued and outstanding.

Private Warrants
The terms and provisions of the public warrants above also apply to the private warrants. If the private warrants are held by holders other than GigAcquisitions4, LLC (“
Sponsor
”), Oppenheimer & Co. Inc. and Nomura Securities International, Inc. (together, the “
Underwriters
”), or any respective permitted transferees, the private warrants will be redeemable by the Company and exercisable by the holders on the same basis as the public warrants. The Sponsor, the Underwriters, and any respective permitted transferees have the option to exercise the private placement warrants on a cashless basis.
The table below presents the value of the private warrants under the Black-Scholes OPM using the following assumptions as of the following periods:

	December 7, 2021	December 31, 2021
Fair value of each private warrant	$1.15	$0.87
Exercise price	$11.50	$11.50
Common stock price	$9.99	$5.66
Expected option term (years)	5	4.94
Expected volatility	16.50%	39.50%
Risk-free rate of return	1.26%	1.25%
Expected annual dividend yield	—%	—%
The private warrants had a fair value of $422 upon consummation of the Merger on December 7, 2021. As of December 31, 2021, the private warrants had a fair value of $319 and is presented on the consolidated balance sheets within other non-current
liabilities. The gain recognized as a result of the change in its fair value of $103 is presented in Net increase in fair value of derivatives on the consolidated statements of operations for the Successor 2021 Period.
As of December 31, 2021, there are 366,533 private warrants issued and outstanding.